                                                                    Exhibit 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We consent to the incorporation by reference in this registration statement of our report dated March 8, 1996, on our audit of the financial statements of Newporter Beach Hotel Investments L.L.C. included in the Current Report on Form 8-K, as amended, of Patriot American Hospitality, Inc., dated April 2, 1996.



COOPERS & LYBRAND L.L.P.



Newport Beach, California
September 27, 1996